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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 10, 2001


     CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2001, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2001-2).

                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                       333-38686               95-4596514
----------------------------            ------------        -------------------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
       of Incorporation)                File Number)        Identification No.)


    4500 Park Granada
  Calabasas, California                                 91302
------------------------                              ----------
  (Address of Principal                               (Zip Code)
   Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------


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



Item 5.    Other Events.

Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 2001-2.

     In connection with the offering of the Asset-Backed Certificates, Series 2001-2, Countrywide Securities Corporation ("CSC"), as an underwriter of the Offered Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated May 14, 2001.









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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

          99.1     Computational Materials filed on Form SE dated May 14, 2001.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWABS, INC.



                                            By: /s/ Michael Schloessman
                                                ------------------------
                                                Michael Schloessman
                                                Vice President



Dated:  May 14, 2001

Exhibit Index


Exhibit                                                                    Page

99.1 Countrywide Securities Corporation Computational Materials filed on Form SE dated May 14, 2001.

                        SIDLEY AUSTIN BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                                   May 14, 2001


BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      CWABS, Inc.
                  Asset-Backed Certificates, Series 2001-2


Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

     Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, and pursuant to Rule 311(i) of Regulation S-T, Exhibit 99.1 will be filed on April 24, 2001 in paper on Form SE.

                                                        Very truly yours,

                                                        /s/ Joseph C. T. Kelly

                                                        Joseph C. T. Kelly





Enclosure